Exhibit 10.13

                       [ WILCOX LOGO APPEARS HERE ]


  August 12 1994

  Mr. Robert Brown. CFPIM
  Director of Materials Management
  Carrington Laboratories, Inc.
  2001 Walnut Hill Lane
  Irving, TX 75038

  Re: Lease Agreement Between DFW Nine, as Lessor, and Carrington Laboratories, Inc., as Lessee, for Leased Premises located at 1909 Hereford Drive, Irving, Texas.

  Dear Robert:

  This letter serves  to (i) Amend  the Commencement Date  to August  15,
  1994, and (ii) Confirm that the Leased Premises were leased to the Lessee an lessee accepts the Leased Premises "as is" except for those items specifically referenced in the Lease Agreement & Exhibit A attached hereto.

  Kindly confirm Carrington Laboratories, Inc.'s agreement of the above by having the appropriate party sign below and return four (4)
  counterparts of this letter to me. I will then present the letter for Lessor's signature and return a fully executed copy to you.


  Sincerely,

  WILCOX REALTY GROUP, INC.

  /S/
  James T. Hancock
  Vice President - Marketing
  JTH/jks
  Enclosures


  AGREED AND ACCEPTED;
  LESSEE:  Carrington Laboratories, Inc.

  BY:   /S/
     -----------------------------------
  NAME: ________________________________
  TITLE:________________________________
  DATE: ________________________________


  LESSOR:-DFW Nine, a California limited partnership

  BY:  Meridian Point Properties, Inc.

  BY:   /S/
     -----------------------------------
  NAME: ________________________________
  TITLE:________________________________
  DATE: ________________________________

                                EXHIBIT "A"


  August 10, 1994


  Mr. Steve Belken
  Univera
  4250 North Beltline Road
  Irving, Texas 75038


  RE:  1909 Hereford

   Dear Steve:


  The following  details the  estimated costs  associated with  necessary
  repairs  and  maintenance  required  to  be  completed  as  the   above
  referenced property in accordance with your Lease Agreement:

                                               Not to Exceed Costs
  DESCRIPTION                                    (including tax)
  -----------                                    ---------------
  HVAC
  Repairs & Maintenance per Griffin                 $9,525.00
  Mechanical's attached inspection
  report dated July 29, 1994.

  ELECTRICAL
  Replacement of extinguished light                 $2,108.00
  bulbs, ballasts, and fire exit
  lamps per Hugh Carrington's notes
  dated July 25, 1994 and Amber Electric's attached proposal dated August 4, 1994.

  DOCK DOORS & SHELTER
  Dock door repairs shown as item (A)               $569.00
  on attached proposal from Overhead Door
  Company dated August 2, 1994.


  Replace one dock shelter shown as item            $1,055.00
  (C.2) on attached proposal from Overhead
  Door Company dated August 2, 1994.

  Dock levellers repairs                            Unknown


  WAREHOUSE
  Water cooler replacement                          Unknown
  Floor cleaning (fork lift marks & oil spills)     Unknown
  Chain link fence replacement                      Unknown

  CARPETING
  Bleached place in corner office                   Unknown
  Large tear in open office area
  2 small offices by lab area (including
  cove base)

  WINDOW GLAZING
  Repair Leaks in the conference room


  Due to the Landlord's leniency to date on enforcement of this work which should have been completed prior to July 31, 1994, our assistance in obtaining cost estimates for this work which is your firm's responsibility, and the fact that we have not demanded a rental payment for August to date, we respectfully request your cooperation and fairness in regards to the above items for which a repair cost is not known at this time. We currently retain a security deposit in the amount of $6,500 which can be applied towards these repair and maintenance costs.

  Steve, we certainly intend to be fair and reasonable in terms of the scope of work for remaining items and their associated costs. Please sign below as your acknowledgement and approval for us to proceed with the HVAC, electrical, dock door repairs, and one dock shelter replacement. These costs are Univera's responsibility and Univera agrees to reimburse the Landlord accordingly.

  I will obtain the needed information on the pending cost estimates and advise you immediately. Please feel free to call if you have any questions.

  Sincerely,

  WILCOX REALTY GROUP            ACCEPTED:

  /s/                            __________________________________

  Louann Davison                 DATE:
  Property Manager

                                 __________________________________
  LD/jh

  cc:  Jim Hancock